UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2023
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2023, the Board of Directors (the “Board”) of GATX Corporation (the “Company”) elected Shelley J. Bausch as a director and assigned her to its Audit and Governance Committees, effective immediately. Ms. Bausch’s initial term as a director will expire at the 2024 annual meeting of the Company’s shareholders, at which time her continued Board service will be subject to renomination and shareholder approval. With the election of Ms. Bausch, the size of the Board is now nine members.
The Board has determined that Ms. Bausch is independent and meets the applicable independence requirements of the New York Stock Exchange and the Board’s more stringent standards for determining director independence. There are no transactions in which Ms. Bausch has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended, at this time.
The selection of Ms. Bausch was not pursuant to any arrangement or understanding between her and any other person. The Governance Committee of the Board recommended Ms. Bausch to the full Board as a nominee for election, and an internationally-recognized third-party search firm engaged by the Governance Committee provided assistance in identifying her as a potential Board candidate.
Ms. Bausch will participate in the Company’s standard non-employee director compensation arrangements described in the section entitled “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 17, 2023.
Item 7.01. Regulation FD Disclosure.
On July 28, 2023, the Company issued a press release announcing the director election described above under Item 5.02. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of GATX Corporation dated July 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer
July 28, 2023